                                                                    Exhibit (a)3

                         NOTICE OF GUARANTEED DELIVERY
                                      FOR

                        TENDER OF SHARES OF COMMON STOCK
                                       OF

                   INCOME OPPORTUNITY REALTY INVESTORS, INC.
                   (NOT TO BE USED FOR SIGNATURE GUARANTEES)

     As set forth in Section 3 of the Offer to Purchase (as defined below), this form or one substantially equivalent hereto must be used to accept the Offer (as defined below) if certificates representing shares of common stock, par value $.01 per share (the "Shares"), of Income Opportunity Realty Investors, Inc., a Nevada corporation (the "Company"), are not immediately available or if the procedures for book-entry transfer cannot be completed on a timely basis or time will not permit all required documents to reach the Depositary prior to the Expiration Date (as defined in the Offer to Purchase). This form may be delivered by hand to the Depositary or transmitted by telegram, facsimile transmission or mail to the Depositary and must include a guarantee by an Eligible Institution (as defined in the Offer to Purchase). See Section 3 of the Offer to Purchase.

                        The Depositary for the Offer is:
                   American Stock Transfer and Trust Company

                  By Overnight Courier, Mail Delivery or Hand:
                   American Stock Transfer and Trust Company
                                 59 Maiden Lane
                            New York, New York 10038

                                  By Facsimile
                       (for Eligible Institutions Only):
                                 (718) 234-5001

                           Confirmation by Telephone:
                                 (877) 777-6800

     DELIVERY OF THIS INSTRUMENT TO AN ADDRESS, OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE NUMBER, OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

     This form is not to be used to guarantee signatures. If a signature on a Letter of Transmittal is required to be guaranteed by an Eligible Institution under the instructions thereto, such signature guarantee must appear in the applicable space provided in the signature box on the Letter of Transmittal.

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

Ladies and Gentlemen:

     The undersigned hereby tenders to Income Opportunity Acquisition Corporation, a Nevada corporation ("Purchaser") and wholly-owned subsidiary of American Realty Investors, Inc., a Nevada corporation upon the terms and subject to the conditions set forth in the Purchaser's Offer to Purchase dated November 15, 2002 (the "Offer to Purchase"), and in the related Letter of Transmittal (which, together with any amendments or supplements thereto, collectively constitute the "Offer"), receipt of which is hereby acknowledged, the number of Shares set forth below, all pursuant to the guaranteed delivery procedures set forth in Section 3 of the Offer to Purchase.

Number of
Shares: --------------------------------------------------------------
Name(s) of Record
Holder(s):
          ------------------------------------------------------------

----------------------------------------------------------------------

----------------------------------------------------------------------
(PLEASE PRINT)

Certificate Nos. (if available):

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----------------------------------------------------------------------

----------------------------------------------------------------------
Address(es):
            ----------------------------------------------------------

----------------------------------------------------------------------

----------------------------------------------------------------------
ZIP CODE
Area Code and Tel.
No.: -----------------------------------------------------------------
If Shares will be tendered by book-entry transfer,
Account
Number:
       ---------------------------------------------------------------

Signature(s):
             ---------------------------------------------------------

----------------------------------------------------------------------

Dated:
      ----------------------------------------------------------------

                               DELIVERY GUARANTEE
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

     The undersigned, a firm that is a participant in the Security Transfer Agents Medallion Program or the New York Stock Exchange Guarantee Program or the Stock Exchange Medallion Program or an "eligible guarantor institution," as such term is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, hereby (a) represents that the above named person(s) "own(s)" the Shares tendered hereby within the meaning of Rule 14e-4 under the Securities Exchange act of 1934, as amended ("Rule 14e-4"), (b) represents that such tender of Shares complies with Rule 14e-4 and (c) guarantees to deliver to the Depositary either the certificates representing the Shares tendered hereby, in proper form for transfer, or a Book-Entry Confirmation (as defined in Section 2 of the Offer to Purchase) with respect to such Shares, in any such case together with a properly completed and duly executed Letter of Transmittal, or a manually signed facsimile thereof, with any required signature guarantees or an Agent's Message (as defined in the Offer to Purchase), and any other required documents within three trading days (as defined in the Offer to Purchase) after the date hereof.

Name of Firm:
             ---------------------------------------------------------------
Address:
        --------------------------------------------------------------------

----------------------------------------------------------------------------

----------------------------------------------------------------------------
ZIP CODE
Area Code and Tel.
No.:
    ------------------------------------------------------------------------

----------------------------------------------------------------------------
               (AUTHORIZED SIGNATURE)
TITLE:
       ---------------------------------------------------------------------
DATED:
      ----------------------------------------------------------------------

     NOTE: DO NOT SEND CERTIFICATES FOR SHARES WITH THIS NOTICE. SHARE CERTIFICATES SHOULD BE SENT WITH YOUR LETTER OF TRANSMITTAL.

                                        2